UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

 UTC North American Fund, Inc.
Letter to Shareholders December 2012

Dear Shareholders:

For the twelve months ended December 31, 2012, the UTC North American Fund posted a net return of 6.04%, underperforming the UTC North American Fund Blended Index benchmark return of 12.65% by 6.61%. The S&P 500 Total Return Index generated a return of 16.00% while the Barclays Government/Credit Bond Index returned 4.82%.

The Fund’s equity component produced a weighted return of 5.32% compared to the weighted benchmark return of 11.20%, while the Fund’s bond component, which consists of 29.00% of the Fund’s assets, produced a weighted return of 2.67%, compared to the weighted benchmark return of 1.45%.

The Fund’s performance was negatively affected by its underweight position in equities (65.00%) relative to the benchmark (70.00%) during the first quarter of 2012. In terms of sector allocation, the Fund’s underweight position in the Financial sector and overweight position in the Utilities sector accounted for most of the underperformance in 2012. On the other hand, the Fund benefited from its overweight positions in the Information Technology and Telecommunications Services sectors.

For the year 2012, the U.S. Financial sector posted the highest gains of 26.30% followed by Consumer Discretionary with a 21.90% hike. Of the ten sectors, all but one posted positive returns. The Utilities sector declined 2.90% in 2012.

On a YTD basis with regard to specific securities in the Fund’s portfolio, the top performers were Bank of America, Citigroup and TJX Cos Inc. which returned 108.00%, 50.00% and 32.00% respectively.

Overall, the global economic environment remained fragile in 2012 and the year was filled with investor pessimism and fear around political uncertainty and European debt. According to a forecast by the World Bank, global growth is expected to come in relatively weak at 2.30% for 2013. Notwithstanding the foregoing, economic activity in the U.S. continued to increase at a moderate pace. The U.S. economy grew far faster in the third quarter than originally estimated, with preliminary GDP data figures at 3.10%. There was a contraction in the fourth quarter of 0.1%. The foregoing was due to fears of the economy going over the “Fiscal cliff” that overshadowed rather positive economic data in December. For 2012, the U.S. economy’s GDP growth measured in at 2.20% compared to 1.80% in 2011.

The increase in real GDP in 2012 primarily reflected positive contributions from personal consumption expenditures (PCE), nonresidential fixed investment, exports, residential fixed investment, and private inventory investment that were partly offset by negative contributions from federal government spending and from state and local government spending. Imports, which are a subtraction in the calculation of GDP, increased.

Inflationary pressures slowed as the Consumer Price Index (CPI) closed 2012 at 1.70% from 2.70% in the first quarter of 2012. The unemployment rate declined to 7.70% in December from 8.20% in the first quarter of 2012.

While Hurricane Sandy had devastating effects on the U.S. east coast during the fourth quarter of 2012, improvements in the industrial sector countered a full scale economic fallout. Capacity utilization and industrial production closed the year at 79.30% and 2.90% respectively in December relative to 78.10% and 2.10% at the beginning of the fourth quarter.

Canada’s GDP growth rate year over year stood at 1.30% as of November 2012. Expansion over 2012 has been supported by the job market, with unemployment falling to a 4-year low of 7.10% in December 2012. The inflation rate stood at a 3-year low of 0.80% in December 2012, keeping it below the central bank’s target level, as food and shelter cost moderated. The benchmark rate on overnight loans between commercial banks remains at 1.00% where it has been for more than two years. The foregoing underscores that the Bank of Canada policy action is designed for consumption and business investment to lead expansion.

On the international front, the global economic environment is projected to remain weak but is expected to stabilize in 2013 and the slowdown in Europe is likely to weigh on global growth, while emerging market growth will be robust. China’s re-acceleration should gather momentum, which is good news for other emerging economies and commodity-sensitive markets like Canada.

Economic indicators in the U.S. such as industrial production, job creation and consumer confidence are all slowly improving. Given that approximately three-quarters of Canada’s merchandise exports are destined for the U.S., a continued improvement in the U.S. economy would augur well for Canada. Going forward, the Manager will maintain a conservative stance with respect to the management of the Fund.

Economic recovery in the U.S. will be supported by the Federal Reserve Bank stimulating policy measures, which consists of bond purchases and exceptionally low interest rates. Similarly, the Bank of Canada will continue to maintain a low interest environment to accelerate growth. Canada’s GDP growth is rarely more than a fraction of the U.S. and is almost always headed in the same direction. Against this backdrop, the Fund will maintain an equal weight position in equity and fixed income asset classes. The Fund’s strategy would entail investing in economic sectors that are expected to outperform the market, while steering clear of those sectors that are expected to underperform the overall market. Bonds of high credit quality will be sought to make up the fixed income component.

While the Fund will face hurdles over the ensuing months given the challenging economic environment, capital preservation and income generation remain the primary focus.

Ms. Amoy Van Lowe
President

UTC North American Fund Inc. (the "Fund") is distributed in the U.S. by UTC Financial Service USA, Inc. (the "Broker-Dealer"), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent to the Broker-Dealer.

“The Manager” in the Shareholder Letter refers to ‘UTC Fund Services, Inc.’

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Advisor as of December 31, 2012, are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

UTC North American Fund, Inc.
Investment Results
For the Period Ended December 31, 2012
(Unaudited)

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

BARCLAYS GOVERNMENT/CREDIT BOND INDEX - The Barclays Government/Credit Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 Index and the Barclays Capital Government/Credit Bond Index, respectively.

Average Annual Rate of Return For the Year Ended December 31, 2012
	One Year Ended	Five Years Ended	Ten Years Ended
	December 31, 2012	December 31, 2012	December 31, 2012
UTC North American Fund	6.04%	-2.92%	2.76%
S&P 500	16.00%	1.66%	7.10%
UTC North American Fund Blended Index	12.65%	2.98%	6.55%
Barclays Government/Credit Bond Index	4.82%	6.06%	5.25%

UTC North American Fund, Inc.

Additional Information on Fund Expenses
For December 31, 2012
(Unaudited)

For the Six Months Ended December 31, 2012

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (the Fund does not impose a sales charge (load) on purchase payments, reinvested dividends, or other distributions); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/2012 – 12/31/2012).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase. To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles in the United States. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2012
	Beginning Value 07/01/12	Ending Value 12/31/12	Expenses Paid During the Period 07/01/12 – 12/31/12*

Actual	$1,000.00	$1,023.60	$12.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,025.14	$12.45

*	Expenses are equal to the Fund’s annualized expense ratio of 2.45% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown
December 31, 2012
(as a % of investments)
(Unaudited

UTC North American Fund
Schedule of Investments
December 31, 2012

Shares		Value
	COMMON STOCKS - 67.9%
	Commercial Banks - 2.8%
25,545	Wells Fargo & Co.	$873,128

	Computers & Peripherals - 5.4%
1,733	Apple Inc.	923,741
29,260	EMC Corp. (a)	740,278
		1,664,019
	Diversified Financial Services - 0.4%
10,799	Bank of America Corp.	125,268

	Diversified Telecommunication Services - 2.0%
14,511	Verizon Communications Inc.	627,891

	Electric Utilities - 2.6%
18,880	The Southern Co.	808,253

	Electronic Equipment, Instruments & Components - 0.7%
17,400	Corning Inc.	219,588

	Food Products - 3.0%
7,596	Kraft Foods Group, Inc. - Class A	345,390
22,790	Mondelez International Inc. - Class A	580,461
		925,851
	Health Care Providers & Services - 1.8%
6,300	UnitedHealth Group Inc.	341,712
3,700	WellPoint Inc.	225,404
		567,116
	Hotels, Restaurants & Leisure - 4.9%
2,963	McDonald's Corp.	261,366
7,202	Starbucks Corp.	386,171
13,192	Yum! Brands, Inc.	875,949
		1,523,486
	Household Products - 1.5%
8,795	Church & Dwight Co., Inc.	471,148

	Industrial Conglomerates - 2.2%
7,299	3M Co.	677,712

	Internet Software & Services - 2.2%
934	Google Inc. - Class A (a)	662,552

The accompanying notes are an integral part of these financial statements.

Shares		Value
	IT SERVICES - 4.8%
13,863	Automatic Data Processing, Inc.	$790,330
3,681	International Business Machines Corp. (IBM)	705,095
		1,495,425
	Machinery - 2.1%
7,373	Caterpillar Inc.	660,473

	Metals & Mining - 0.8%
13,985	Yamana Gold Inc. (b)	240,682

	Oil, Gas & Consumable Fuels - 7.9%
2,961	Chevron Corp.	320,203
17,953	Energy Transfer Partners, L.P.	770,722
3,157	Exxon Mobil Corp.	273,238
23,706	Plains All American Pipeline. L.P.	1,072,459
		2,436,622
	Pharmaceuticals - 6.5%
12,920	Johnson & Johnson	905,692
43,649	Pfizer Inc.	1,094,717
		2,000,409
	Real Estate Investment Trusts (REITs) - 5.0%
6,053	American Tower Corp.	467,715
6,738	Simon Property Group Inc.	1,065,211
		1,532,926
	Road & Rail - 3.4%
8,433	Union Pacific Corp.	1,060,197

	Semiconductors & Semiconductor Equipment - 1.3%
19,300	Intel Corp.	398,159

	Specialty Retail - 2.7%
19,343	The TJX Companies, Inc.	821,110

	Thrifts & Mortgage Finance – 1.0%
22,224	New York Community Bancorp, Inc.	291,135

	Tobacco - 2.9%
28,906	Altria Group, Inc.	908,227

	TOTAL COMMON STOCKS (Cost $18,904,802)	20,991,377

5,400	iShares Barclays Credit Bond Fund	611,064
1,317	iShares Barclays Government/Credit Bond Fund	151,284
12,436	iShares iBoxx $ Investment Grade Corporate Bond Fund	1,504,632
9,773	Vanguard Total Bond Market ETF	821,225
	TOTAL EXCHANGE TRADED FUNDS (Cost $2,962,940)	3,088,205

The accompanying notes are an integral part of these financial statements.

Principal		Value
	ASSET BACKED SECURITIES - 0.4%
	Continental Airlines Inc. Pass Thur Certificates
$60,854	7.707%, 10/02/2022 (Acquired 07/19/2005, Cost $60,907) (c)(d)	$68,765
	FedEx Corp.
41,153	8.760%, 05/22/2015	44,137
	TOTAL ASSET BACKED SECURITIES (Cost $102,728)	112,902

	CORPORATE BONDS - 17.9%
	Metals & Mining - 5.5%
	Barrick Gold Corp.
690,000	6.950%, 04/01/2019 (b)	859,639
	Usiminas Commercial Ltd.
750,000	7.250%, 01/18/2018 (Acquired 07/10/2009 through 09/03/2009, Cost $778,222) (b)(c)	836,250
		1,695,889
	Oil, Gas & Consumable Fuels - 8.1%
	Husky Energy, Inc.
500,000	7.250%, 12/15/2019 (b)	650,239
	Petroldrill Four Ltd.
58,366	4.620%, 04/15/2016	61,018
	Petroleum Co. of Trinidad & Tobago Ltd.
675,000	9.750%, 08/14/2019 (Acquired 09/28/2011 through 12/13/2011, Cost $787,412) (b)(c)	903,825
	Talisman Energy, Inc.
695,000	7.750%, 06/01/2019 (b)	896,959
		2,512,041
	Road & Rail - 0.4%
	Norfolk Southern Corp.
100,000	5.257%, 09/17/2014	107,754

	Tobacco - 0.7%
	Altria Group, Inc.
210,000	8.500%, 11/10/2013	223,794

	Transportation - 3.2%
	The Burlington Northern and Santa Fe Railway Co.
80,640	5.943%, 01/15/2022	89,084
	Canadian Pacific Railway Co.
720,000	7.250%, 05/15/2019 (b)	899,853
		988,937
	TOTAL CORPORATE BONDS (Cost $5,106,631)	5,528,415
	GS Mortgage Securities Corp. II
250,000	5.790%, 08/10/2045 (e)	289,700
	TOTAL MORTGAGE BACKED SECURITY (Cost $192,179)	289,700

The accompanying notes are an integral part of these financial statements.

Principal		Value

	U.S. TREASURY BILLS - 3.3%
$10,000	0.032%, 03/28/2013	$9,999
20,000	0.059%, 04/04/2013	19,997
13,000	0.062%, 04/11/2013	12,998
26,000	0.082%, 05/02/2013	25,993
61,000	0.087%, 05/09/2013	60,981
5,000	0.089%, 05/16/2013	4,998
48,000	0.099%, 05/30/2013	47,980
54,000	0.099%, 06/06/2013	53,977
26,000	0.102%, 06/13/2013	25,988
772,000	0.102%, 06/20/2013	771,629
	TOTAL U.S. TREASURY BILLS (Cost $1,034,665)	1,034,540

	Total Investments (Cost $28,303,945) - 100.4%	31,045,139
	Liabilities in Excess of Other Assets - (0.4)%	(123,654)
	TOTAL NET ASSETS - 100.0%	$30,921,485

(a)	Non-income producing security.
(b)	Foreign Issued Security. The total value of these securities amounted to $5,287,447 (17.1% of net assets) at December 31, 2012.
(c)	Restricted Security. The total value of restricted securities is $1,808,840 (5.8% of net assets) at December 31, 2012.
(d)	Illiquid Security. The total value of illiquid securities is $68,765 (0.2% of net assets) at December 31, 2012.
(e)	Variable Rate.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value (cost $28,303,945)	$31,045,139
Cash	6,636
Receivable from fund shares sold	731
Dividends receivable	38,957
Interest receivable	84,006
Other assets	11,315
TOTAL ASSETS	31,186,784

LIABILITIES
Payable to advisor (Notes 3 and 5)	24,492
Accrued distribution fees (Notes 4 and 5)	39,322
Accrued service fees (Notes 4 and 5)	19,511
Accrued board meeting fees	27,173
Accrued legal fees	31,643
Accrued audit fees	19,075
Other accrued expenses	104,083
TOTAL LIABILITIES	265,299

NET ASSETS	$30,921,485

Net assets consist of:
Capital stock ($0.01 par value)	28,516,766
Accumulated undistributed net investment income	130,244
Accumulated net realized loss on investments sold	(466,719)
Net unrealized appreciation on investments	2,741,194
NET ASSETS	$30,921,485

Shares outstanding (8,000,000 shares authorized)	3,100,157

Net asset value, redemption price and offering price per share (1)	$9.97

(1) A redemption fee may be charged. Redemption price will vary based upon the time the Fund is held.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund

STATEMENT OF OPERATIONS

December 31, 2012

INVESTMENT INCOME
Interest income	$269,997
Dividend income (Net of foreign withholding tax of $1,025)	630,785
TOTAL INVESTMENT INCOME	900,782

EXPENSES
Distribution fees (Notes 4 and 5)	154,120
Advisory fees (Notes 3 and 5)	152,060
Professional fees	122,053
Shareholder servicing and accounting costs	122,835
Service fees (Note 4 and 5)	77,060
Administration fees	55,746
Custody fees	23,845
Board meeting expense	10,228
Directors fees and expenses	8,148
Federal and state registration fees	2,923
Other expenses	38,510
TOTAL EXPENSES	767,528

NET INVESTMENT INCOME	133,254

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	737,772
Change in unrealized appreciation/depreciation on investments	942,146

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,679,918

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,813,172

The accompanying notes are an integral part of these financial statements.

UTC North American Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011

OPERATIONS:
Net investment income	$133,254	$43,580
Net realized gain (loss) on investments	737,772	(1,090,919)
Change in unrealized appreciation/depreciation on investments	942,146	(25,987)
Net increase (decrease) in net assets from operations	1,813,172	(1,073,326)

FROM DISTRIBUTIONS
Net investment income	(156,255)	(79,632)
Net realized gain on investments	-	(1,096,680)
Net decrease in net assets resulting from distributions paid	(156,255)	(1,176,312)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	105,461	176,194
Reinvestment of distributions	109,779	1,102,390
Payments for shares redeemed	(781,270)	(662,851)
Redemption fees	7	-
Net increase (decrease) in net assets resulting from capital share transactions	(566,023)	615,733

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,090,894	(1,633,905)

NET ASSETS
Beginning of period	29,830,591	31,464,496

End of period (Undistributed net investment income $130,244 and $0, respectively)	$30,921,485	$29,830,591

CHANGE IN SHARES OUTSTANDING:
Shares sold	10,790	17,170
Reinvestment of distributions	11,111	116,655
Shares redeemed	(79,083)	(64,425)
Net Increase (Decrease)	(57,182)	69,400
Beginning shares	3,157,339	3,087,939
Ending shares	3,100,157	3,157,339

The accompanying notes are an integral part of these financial statements.

UTC North American Fund

Financial Highlights

	Year Ended December 31,
	2012		2011		2010		2009		2008

Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$9.45		$10.19		$9.66		$8.24		$12.10

Income from investment operations:
Net investment income (loss)	0.04	(1)	0.02	(2)	0.01	(1)	(0.01)	(2)	(0.01)	(1)

Net realized and unrealized gain (loss) on investments	0.53		(0.37)		0.52		1.43		(3.85)
Total from investment operations	0.57		(0.35)		0.53		1.42		(3.86)

Less distributions
From net investment income	(0.05)		(0.03)		-		-		-
From net realized gains	-		(0.36)		-		-		-
Total Distributions	(0.05)		(0.39)		-		-		-

Paid-in capital from redemption fees (3)	0.00		0.00		0.00		0.00		0.00

Net asset value, end of period	$9.97		$9.45		$10.19		$9.66		$8.24

Total return	6.04%		(3.47)%		5.49%		17.23%		(31.90)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$30,921		$29,831		$31,464		$34,618		$30,599

Ratio of expenses to average net assets	2.49%		2.46%		2.51%		2.97%		3.93%

Ratio of net investment income (loss) to average net assets	0.43%		0.14%		0.25%		(0.11)%		(1.37)%

Portfolio turnover rate	45.95%		114.22%		64.61%		33.49%		19.95%

(1)	Net investment income (loss) per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book to tax differences.
(2)	Net investment loss per share is calculated using average shares outstanding.
(3)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
December 31, 2012

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)
Investment Valuation– Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

Summary of Fair Value Measurement at December 31, 2012

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices in an active market, and are therefore classified within Level 1, include active listed domestic equities, including listed REITs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include asset backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and restricted securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund's portfolio as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	-	112,902	-	112,902
Common Stocks	20,991,377	-	-	20,991,377
Corporate Bonds	-	5,528,415	-	5,528,415
Exchange Traded Funds	3,088,205	-	-	3,088,205
Mortgage Backed Security	-	289,700	-	289,700
U.S. Treasury Bills	-	1,034,540	-	1,034,540
Total*	24,079,582	6,965,557	-	31,045,139

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

Level 3 Reconciliation
Investments in Securities
Year Ended
Fair Value Measurement Using Significant
Unobservable Inputs (Level 3)	December 31, 2012
Fair Value as of 12/31/11	$66,363
Total unrealized gain (losses) included in earnings	2,402
Total realized gain (losses) included in earnings	-
Purchase	-
Sales	-
Transfer in (out)	(68,765)
Fair Value as of 12/31/12	$-

There was a transfer of $1,034,540 into Level 2 from Level 1 and a transfer of $68,765 into Level 2 from Level 3 for the period ended December 31, 2012 for the Fund, as compared to their classification from the prior annual report. The transfer into Level 2 from Level 1 and into Level 2 from Level 3, as of December 31, 2012, are due to UTC Fund Services, Inc.’s (the “Adviser’s”) interpretations of updates to accounting standards as they relate to classifications within the fair value hierarchy. Transfers between levels are recognized as of the end of the period in which the transfer occurs.

The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the year ended December 31, 2012.

b)
Federal Income Taxes –The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund is required to perform an evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a "more likely than not" standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Fund has analyzed all open tax years, as defined by the Statute of Limitations, for Federal and State jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended December 31, 2009 through December 31, 2012. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year end December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c)
Distributions to Shareholders– Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increase and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

e)
Foregin Investment Risk- Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)
Foregin Currency Translations- The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)
Other – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country tax rules and rates.

2.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2012 were as follows:

	Purchase	Sales
U.S. Government	$-	$-
Other	$14,548,388	$14,018,175

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$28,345,256

Gross unrealized appreciation	$3,546,447
Gross unrealized depreciation	(846,564)
Net unrealized appreciation	$2,699,883
Undistributed ordinary income	130,244
Undistributed long-term capital gain	-
Total distributable earnings	$130,244
Other accumulated losses	(425,408)
Total accumulated earnings	$2,404,719

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

At December 31, 2012, the Fund had accumulated capital loss carryforwards of $425,408. During the year ended December 31, 2012, the Fund utilized $302,719 of its outstanding capital loss carryforward.

LT Amount	ST Amount	Expiration
$ -	$425,408	unlimited

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had no post-October loss for currency and capital for the fiscal year ended December 31, 2012.

The tax character of distributions during the years ended December 31, 2012 and December 31, 2011 are as follows:

Distributions paid from:	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011
Ordinary Income	$156,255	$79,632
Long-term capital gains	$-	$1,096,680

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund. For the fiscal year ended December 31, 2012 undistributed net investment income was increased by $152,893, accumulated net realized losses were decreased by $222,118, and additional paid-in capital was increased by $69,225.

The permanent differences primarily relate to long-term capital gain dividend reclass, foreign currency adjustments, adjustments upon sales of partnerships and net operating losses.

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with the Adviser. Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

4.	SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to the Trinidad & Tobago Unit Trust Company (“TTUTC”) for personal service and/or maintenance of shareholder accounts. Service fees are calculated at 0.25% of the average daily net assets of the Fund.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares at 0.50% of the average daily net assets of the Fund. In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of TTUTC, the Fund’s sponsor, for distribution of Fund shares in the United States of America.

5.	TRANSACTIONS WITH AFFILIATES

The beneficial ownership, either directly or indirectly, of more the 25% of the voting securities creates a presumption of control of the Fund, As of December 31, 2012, the TTUTC owned 71.37% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the outcome of proxy voting or the direction of management of the Fund.

For the year ended December 31, 2012, the Fund paid to its affiliates, $152,060, $154,120 and $77,060 for advisory, distribution fees and service fees, respectively.

For the year ended December 31, 2012, the Fund has, payable to its affiliates, $24,492, $39,322 and $19,511 for advisory, distribution fees and service fees, respectively.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7.	SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated the events and transactions after December 31, 2012 through the date of issuance for potential recognition and disclosure and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosure.

UTC North American Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

UTC North American Fund, Inc

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of UTC North American Fund, Inc, (the “Fund”), as of December 31, 2012, and the related statements of operations for the year then ended, the statement of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights for the periods ended prior to December 31, 2012, were audited by other auditors whose report dated February 29, 2012 expressed an unqualified opinion on those statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UTC North American Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
March 1, 2013

UTC North American Fund, Inc.
Directors and Officers
(Unaudited)

The management and affairs for the Fund is supervised by the Board of Directors (“Directors”) under the laws of the UTC North American Fund’s state of organization. The Directors and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Fund’s Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund toll-free at calling 1-800-368-3322.

DIRECTORS:

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
Ajatta Mediratta Age: 47 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 2008 to present; Investment Banker at Bear Stearns 2006 to 2008	1	None
Lucille Mair Age: 69 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent irector	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Leon W. Thomas Age: 66 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Retired, Trust Fund Manager, Bureau of Management for the United National Development Programme (UNDP), 2000 to 2006.	1	None
Dionne Hosten Age: 42 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Director: Technology, Communications & Media (TCM), Marketing, Diversity and Executive Assessment Practices at Spencer Stuart, 2004 to present	1	None
Peter Clarke* Age: 57 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Chairman, Interested Director	Indefinite, until successor elected; Since January 2012	Financial Consultant, 2006 to present, Retired as Chief Executive Officer of West Indies Stockbrokers Limited (WISE) in 2005	1	Trinidad and Tobago Unit TrustCorporation since 2006
Marilyn Clarke-Andrews* Age: 55 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Secretary, Interested Director	Indefinite, until successor elected; Since January 2012	Chief Financial Officer, Trinidad & Tobago Unit Trust Corporation (TTUTC), 2003 to present	1	Trinidad and Tobago Unit TrustCorporation since 2006

OFFICERS:

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years
Amoy Van Lowe* Age: 44 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	President and Chief Executive Officer	Indefinite, until successor elected; Since December 2009
Chief Marketing Officer - Marketing
& International Business, Trinidad &
Tobago Unit Trust Corporation, 2007
to present; VP Marketing Ag.,
Telecommunications Services of
Trinidad and Tobago TSTT), 2006 to
2007; Head of Marketing
Communications, TSTT, 2006

Michelle Persad* Age: 44 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Treasurer and Chief Financial Officer	Indefinite, until successor elected; Since December 2008	Vice President, Treasury, Trinidad and Tobago Unit Trust Corporation, 2007 to present; Portfolio Manager, Caribbean Court of Justice Trust Fund, 2004 to 2007
Laura Alleyne* Age: 46 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Chief Compliance Officer	Indefinite, until successor elected; Since February 2009	Chief Compliance Officer, UTC Fund Services, Inc., 2009 to present; Marketing Officer, 2006 to 2009; Assistant Branch Manager, 2004 to 2006

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

UTC North American Fund, Inc.
(Unaudited)

Availability of Proxy Voting Information: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http:// and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Tax Designation: For the year ended December 31, 2012, 100.00% of dividends paid from net investment income including short term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fund. For the year ended December 31, 2012, 100.00% of dividends paid from net investment income, including short term capital gains from the Fund are designated as qualified dividend income.

Change in Independent Registered Public Accounting Firm: On March 12, 2012, the Audit Committee of the Board of Directors of the UTC North American Fund, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

The reports of PricewaterhouseCoopers LLP on the financial statements of the UTC North American Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through March 12, 2012, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years. During the two most recent fiscal years and through March 12, 2012, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

On March 12, 2012, the Audit Committee engaged Cohen Fund Audit Services, Ltd. to serve as the independent registered public accounting firm to audit the financial statements of the UTC North American Fund for the fiscal year ending December 31, 2012.

During the two most recent fiscal years and through March 12, 2012, neither the Company nor anyone on its behalf consulted Cohen Fund Audit Services, Ltd. on items which (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the UTC North American Fund’s financial statements or (2) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and related instructions) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

UTC NORTH AMERICAN FUND, INC.

PRIVACY POLICY

(Unaudited)

We collect the following nonpublic personal information about you:

▪
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Peter Clarke, Director, Chairman
Marilyn Clarke-Andrews, Director, Secretary
Ajatta Mediratta, Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Amoy Van Lowe, President
Michelle Persad, Treasurer
Laura Alleyne, Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Annual Report December 31, 2012

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed 3/4/2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$17,000	$42,800
Audit-Related Fees	$0	$0
Tax Fees	$4,500	$5,485
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen Fund Audit Services and PriceWaterhouseCoopers applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	$4,500	$5,485
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed 3/4/2011.

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By  /s/ Amoy Van Lowe
      Amoy Van Lowe, President

Date   March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Amoy Van Lowe
      Amoy Van Lowe, President

Date  March 11, 2013

By  /s/ Michelle Persad
       Michelle Persad, Treasurer

Date  March 11, 2013